Exhibit 99.3

Consolidated Balance Sheets
(dollars in millions)

	12/31/2021	9/30/2021	12/31/2020
Assets
Loans	$101,854	$98,609	$101,185
Loans held for sale	2,729	1,805	1,583
Securities available for sale	45,364	40,594	27,556
Held-to-maturity securities	7,539	8,423	7,595
Trading account assets	701	902	735
Short-term investments	11,010	19,608	16,194
Other investments	639	607	621
Total earning assets	169,836	170,548	155,469
Allowance for loan and lease losses	(1,061)	(1,084)	(1,626)
Cash and due from banks	913	763	1,091
Premises and equipment	681	678	753
Goodwill	2,693	2,673	2,664
Other intangible assets	130	144	188
Corporate-owned life insurance	4,327	4,312	4,286
Accrued income and other assets	8,265	8,404	6,812
Discontinued assets	562	597	699
Total assets	$186,346	$187,035	$170,336

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$89,207	$87,242	$80,427
Savings deposits	7,503	7,259	5,913
Certificates of deposit ($100,000 or more)	1,705	1,890	2,733
Other time deposits	2,153	2,315	3,010
Total interest-bearing deposits	100,568	98,706	92,083
Noninterest-bearing deposits	52,004	53,225	43,199
Total deposits	152,572	151,931	135,282
Federal funds purchased and securities sold under repurchase agreements	173	228	220
Bank notes and other short-term borrowings	588	767	759
Accrued expense and other liabilities	3,548	3,434	2,385
Long-term debt	12,042	13,165	13,709
Total liabilities	168,923	169,525	152,355

Equity
Preferred stock	1,900	1,900	1,900
Common shares	1,257	1,257	1,257
Capital surplus	6,278	6,141	6,281
Retained earnings	14,553	14,133	12,751
Treasury stock, at cost	(5,979)	(5,876)	(4,946)
Accumulated other comprehensive income (loss)	(586)	(45)	738
Key shareholders’ equity	17,423	17,510	17,981
Noncontrolling interests	—	—	—
Total equity	17,423	17,510	17,981
Total liabilities and equity	$186,346	$187,035	$170,336

Common shares outstanding (000)	928,850	930,544	975,773

Consolidated Statements of Income
(dollars in millions, except per share amounts)
	Three months ended			Twelve months ended
	12/31/2021	9/30/2021	12/31/2020	12/31/2021	12/31/2020
Interest income
Loans	$873	$882	$933	$3,532	$3,866
Loans held for sale	15	13	11	50	69
Securities available for sale	148	135	119	546	484
Held-to-maturity securities	52	43	51	185	222
Trading account assets	5	4	4	19	20
Short-term investments	8	9	4	28	18
Other investments	2	1	3	7	6
Total interest income	1,103	1,087	1,125	4,367	4,685
Interest expense
Deposits	15	15	28	67	347
Federal funds purchased and securities sold under repurchase agreements	—	—	—	—	6
Bank notes and other short-term borrowings	2	2	1	8	12
Long-term debt	53	54	61	221	286
Total interest expense	70	71	90	296	651
Net interest income	1,033	1,016	1,035	4,071	4,034
Provision for credit losses	4	(107)	20	(418)	1,021
Net interest income after provision for credit losses	1,029	1,123	1,015	4,489	3,013
Noninterest income
Trust and investment services income	135	129	123	530	507
Investment banking and debt placement fees	323	235	243	937	661
Service charges on deposit accounts	90	91	82	337	311
Operating lease income and other leasing gains	37	37	39	148	167
Corporate services income	73	69	63	261	228
Cards and payments income	86	111	97	415	368
Corporate-owned life insurance income	34	33	38	128	139
Consumer mortgage income	25	33	43	131	176
Commercial mortgage servicing fees	48	34	32	160	80
Other income	58	25	42	147	15
Total noninterest income	909	797	802	3,194	2,652
Noninterest expense
Personnel	674	640	661	2,561	2,336
Net occupancy	75	74	75	300	298
Computer processing	73	67	62	284	232
Business services and professional fees	70	56	54	227	196
Equipment	25	25	26	100	100
Operating lease expense	31	30	35	126	138
Marketing	37	32	30	126	97
Intangible asset amortization	14	15	15	58	65
Other expense	171	173	170	647	647
Total noninterest expense	1,170	1,112	1,128	4,429	4,109
Income (loss) from continuing operations before income taxes	768	808	689	3,254	1,556
Income taxes	141	165	114	642	227
Income (loss) from continuing operations	627	643	575	2,612	1,329
Income (loss) from discontinued operations, net of taxes	2	2	7	13	14
Net income (loss)	629	645	582	2,625	1,343
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to Key	$629	$645	$582	$2,625	$1,343

Income (loss) from continuing operations attributable to Key common shareholders	$601	$616	$549	$2,506	$1,223
Net income (loss) attributable to Key common shareholders	603	618	556	2,519	1,237
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.65	$.65	$.57	$2.6397	$1.26
Income (loss) from discontinued operations, net of taxes	—	—	.01	.0134	.01
Net income (loss) attributable to Key common shareholders (a)	.65	.66	.57	2.6531	1.28
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.64	$.65	$.56	$2.62	$1.26
Income (loss) from discontinued operations, net of taxes	—	—	.01	.0133	.01
Net income (loss) attributable to Key common shareholders (a)	.64	.65	$.57	2.63	1.27

Cash dividends declared per common share	$.195	$.185	$.185	$.75	$.74

Weighted-average common shares outstanding (000)	922,970	942,446	967,987	947,065	967,783
Effect of common share options and other stock awards	11,758	10,077	8,473	10,349	7,024
Weighted-average common shares and potential common shares outstanding (000) (b)	934,729	952,523	976,460	957,414	974,807

(a)Earnings per share may not foot due to rounding.
(b)Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.